Exhibit 99.1
Trulieve Reports Profitable First Quarter 2026 Results
Bolstered by Margins and Cash Flow Generation

•First quarter revenue of $287 million, with 59% gross margin
•Positive net income of $2 million and Adjusted EBITDA of $100 million*
•Rescheduling of medical marijuana to Schedule III enabled applications for DEA registration

Tallahassee, FL – May 7, 2026 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended March 31, 2026. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles (GAAP), unless otherwise indicated. Numbers may not sum perfectly due to rounding.
Q1 2026 Financial and Operational Highlights*
•Revenue of $287 million, with 92% of revenue from retail sales.
•Achieved gross margin of 59%, with GAAP gross profit of $170 million.
•Reported positive net income attributable to common shareholders of $2 million. Adjusted net income of $20 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved adjusted EBITDA of $100 million*, or 35% of revenue.
•Generated cash flow from operations of $56 million and free cash flow of $42 million*.
•Cash at quarter end was $353 million.
•Closed $60 million private placement of senior secured notes due 2030.
•Grew rewards program to 1 million members.
•Opened three dispensaries in DeLand, Fort Myers, and Lake Wales, Florida.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments
•The Trump Administration reclassified medical marijuana to Schedule III under the Controlled Substances Act. Attorney General Blanche announced an expedited process to review the classification of marijuana more broadly with a hearing beginning on June 29, 2026.
•Filed applications to register state licensed medical marijuana operations including 206 retail locations with the Drug Enforcement Agency.
•Opened four dispensaries in Belleview, Boca Raton, Lutz, and Tallahassee, Florida.
•Currently operate 240 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary

“We applaud President Trump and AG Blanche for taking bold, decisive action to reclassify medical marijuana to Schedule III,” said Kim Rivers, Trulieve CEO. “With 206 dispensaries and over 3.5 million square feet of production serving medical patients, Trulieve is well positioned to explore new opportunities enabled by rescheduling.”
Financial Highlights*

Results of Operations	For the Three Months Ended
(Figures in millions except per share data)	March 31, 2026	March 31, 2025	% Better / (Worse)	December 31, 2025	% Better / (Worse)
Revenue	$287	$298	(4%)	$293	(2%)
Gross profit	$170	$183	(7%)	$175	(3%)
Gross margin %	59%	62%		60%
Operating expenses	$134	$150	10%	$160	16%
Operating expenses %	47%	50%		55%
Net income (loss)**	$2	$(33)	NMF	$(43)	NMF
Net income (loss) continuing operations	$3	$(32)	NMF	$(45)	NMF
Adjusted net income (loss)	$20	$(3)	NMF	$(3)	NMF
Diluted shares outstanding	198	191		192
Diluted EPS continuing operations	$0.02	$(0.16)	NMF	$(0.23)	NMF
Adjusted Diluted EPS	$0.10	$(0.02)	NMF	$(0.02)	NMF
Adjusted EBITDA	$100	$109	(8%)	$105	(4%)
Adjusted EBITDA Margin %	35%	37%		36%

NMF - No Meaningful Figure
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net income (loss) attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on May 7, 2026, at 8:30 A.M. Eastern time, to discuss its first quarter 2026 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 0642610

International: 1-412-542-4136	Passcode: 0642610
A live audio webcast of the conference call will be available at:
Trulieve First Quarter 2026 Results Call
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events
The Company’s Form 10-Q for the quarter ended March 31, 2026 will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management's Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	March 31, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$352.9	$255.5
Accounts receivable, net	14.1	10.5
Inventories	242.3	242.3
Income tax receivable	6.8	8.5
Notes receivable - current portion, net	1.3	1.2
Prepaid expenses	21.1	18.3
Other current assets	13.7	25.5
Assets associated with discontinued operations	0.8	0.9
Total current assets	653.0	562.7
Property and equipment, net	676.9	670.4
Right of use assets - operating, net	104.7	108.3
Right of use assets - finance, net	70.4	60.0
Intangible assets, net	780.8	798.4
Goodwill	483.9	483.9
Notes receivable, net	0.5	0.5
Other assets	10.0	10.0
Long-term assets associated with discontinued operations	1.9	1.9
TOTAL ASSETS	$2,781.9	$2,696.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$78.9	$82.7
Deferred revenue	10.0	9.6
Notes payable - current portion	4.1	4.1
Operating lease liabilities - current portion	13.1	13.0
Finance lease liabilities - current portion	11.4	10.7
Construction finance liabilities - current portion	2.6	2.4
Contingencies	0.3	0.8
Liabilities associated with discontinued operations	3.8	3.7
Total current liabilities	124.2	126.9
Long-Term Liabilities:
Notes payable, net	90.1	90.8
Private placement notes, net	195.6	136.7
Operating lease liabilities	104.1	107.9
Finance lease liabilities	74.4	64.1
Construction finance liabilities	133.2	133.8
Deferred tax liabilities	169.8	178.0
Uncertain tax position liabilities	696.4	668.4
Other long-term liabilities	10.8	11.4
Long-term liabilities associated with discontinued operations	33.9	34.9
TOTAL LIABILITIES	$1,632.6	$1,553.1
EQUITY
Common stock, no par value; unlimited shares authorized. 192,307,145 and 192,307,145 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively.	$—	$—
Additional paid-in-capital	2,077.5	2,073.4
Accumulated deficit	(909.7)	(912.1)
Non-controlling interest	(18.4)	(18.2)
TOTAL EQUITY	1,149.3	1,143.0
TOTAL LIABILITIES AND EQUITY	$2,781.9	$2,696.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended March 31,
	2026	2025
Revenue	$286.8	$297.8
Cost of goods sold	116.7	114.5
Gross profit	170.1	183.2
Expenses:
Selling, general, and administrative	104.9	118.8
Depreciation and amortization	29.7	29.3
(Gain) loss on disposal or impairment of assets	(0.3)	1.8
Total expenses	134.4	149.9
Income from operations	35.7	33.3
Other income (expense):
Interest expense, net	(13.3)	(16.3)
Interest income	2.7	3.1
Other income, net	0.1	0.2
Total other expense, net	(10.5)	(13.0)
Income before provision for income taxes	25.2	20.3
Provision for income taxes	21.9	52.5
Net income (loss) from continuing operations	3.4	(32.1)
Net loss from discontinued operations, net of tax benefit $360 and $0, respectively	(1.1)	(1.6)
Net income (loss)	2.3	(33.8)
Less: net loss attributable to non-controlling interest from continuing operations	(0.1)	(0.9)
Net income (loss) attributable to common shareholders	$2.4	$(32.9)

Earnings Per Share
Net income (loss) per share - Continuing operations:
Basic	$0.02	$(0.16)
Diluted	$0.02	$(0.16)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.01)	$(0.01)
Weighted average number of common shares used in computing net income (loss) per share:
Basic	192.5	191.1
Diluted	197.8	191.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net income (loss)	$2.3	$(33.8)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	29.7	29.3
Depreciation included in cost of goods sold	14.0	13.9
(Gain) loss on disposal or impairment of assets	(0.3)	1.8
Gain from disposal of discontinued operations	—	—
Share-based compensation	4.1	3.9
Deferred income taxes	(8.2)	(4.7)
Other non-cash changes	3.2	5.0
Changes in operating assets and liabilities:
Inventories	—	(7.9)
Accounts receivable	(3.9)	(2.6)
Other assets	(2.4)	(8.0)
Accounts payable and accrued liabilities	(8.7)	(0.2)
Income tax receivable / payable	1.7	1.4
Uncertain tax position liabilities	28.0	55.7
Other liabilities	(3.9)	(2.7)
Net cash provided by operating activities	55.7	51.1
Cash flows from investing activities
Capital expenditures	(13.5)	(20.8)
Maturities of short-term investments	—	60.0
Other proceeds	0.3	4.0
Other purchases and payments	—	(0.2)
Net cash (used in) provided by investing activities	(13.2)	43.0
Cash flows from financing activities
Proceeds from long-term borrowings	60.7	—
Payments on long-term borrowings	(2.0)	(1.9)
Payments for debt issuance costs	(1.3)	—
Other payments and distributions	(2.6)	(2.4)
Payments for taxes related to net share settlement of equity awards	—	(0.2)
Net cash provided by (used in) financing activities	54.8	(4.5)
Net increase in cash and cash equivalents	97.3	89.6
Cash, cash equivalents, and restricted cash, beginning of period	255.5	239.7
Cash, cash equivalents, and restricted cash, end of period	$352.9	$329.4

The condensed consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow.
The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures.
Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended
	March 31, 2026	March 31, 2025	December 31, 2025
Net income (loss) attributable to common shareholders	$2.4	$(32.9)	$(42.9)
Add (deduct) impact of:
Interest expense, net	$13.3	$16.3	$14.7
Interest income	$(2.7)	$(3.1)	$(3.4)
Provision for income taxes	$21.9	$52.5	$47.9
Depreciation and amortization	$29.7	$29.3	$29.4
Depreciation included in cost of goods sold	$14.0	$13.9	$14.2
EBITDA (Non-GAAP)	$78.6	$76.0	$59.9
EBITDA Margin (Non-GAAP)	27%	26%	20%

(Gain) loss on disposal or impairment of assets	$(0.3)	$1.8	$4.1
Campaign and political contributions	$9.5	$23.0	$32.4
Acquisition, transaction, and other non-recurring costs	$7.4	$3.1	$4.7
Share-based compensation	$4.1	$3.9	$4.0
Loss on debt extinguishments, net	$—	$—	$1.7
Other income, net	$(0.1)	$(0.2)	$(0.6)
Discontinued operations, net of tax, attributable to common shareholders	$1.1	$1.6	$(1.4)
Adjusted EBITDA (Non-GAAP)	$100.4	$109.2	$104.8
Adjusted EBITDA Margin (Non-GAAP)	35%	37%	36%

Reconciliation of Non-GAAP Adjusted Net Income (Loss) (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders to non-GAAP adjusted net income (loss), for each of the periods presented:

	For the Three Months Ended
(Amounts expressed in millions of United States dollars)	March 31, 2026	March 31, 2025	December 31, 2025
Net income (loss) attributable to common shareholders	$2.4	$(32.9)	$(42.9)
Net loss (income) from discontinued operations, net of tax, attributable to common shareholders	$1.1	$1.6	$(1.4)
Net income (loss) from continuing operations available to common shareholders	$3.5	$(31.2)	$(44.3)
Add (deduct) impact of:
(Gain) loss on disposal or impairment of assets	$(0.3)	$1.8	$4.1
Campaign and political contributions	$9.5	$23.0	$32.4
Acquisition, transaction, and other non-recurring costs	$7.4	$3.1	$4.7
Adjusted net income (loss) (Non-GAAP)	$20.2	$(3.4)	$(3.1)

Reconciliation of Non-GAAP Adjusted Net Income (Loss) Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders per share to non-GAAP adjusted net income (loss) per diluted share, for each of the periods presented:

	For the Three Months Ended
(Amounts expressed are per share except for shares which are in millions)	March 31, 2026	March 31, 2025	December 31, 2025
Net income (loss) attributable to common shareholders	$0.01	$(0.17)	$(0.22)
Net loss (income) from discontinued operations, net of tax, attributable to common shareholders	$0.01	$0.01	$(0.01)
Net income (loss) from continuing operations available to common shareholders	$0.02	$(0.16)	$(0.23)
Add (deduct) impact of:
(Gain) loss on disposal or impairment of assets	$(0.00)	$0.01	$0.02
Campaign and political contributions	$0.05	$0.12	$0.17
Acquisition, transaction, and other non-recurring costs	$0.04	$0.02	$0.02
Adjusted net income (loss) (Non-GAAP)	$0.10	$(0.02)	$(0.02)
Diluted shares outstanding	197.8	191.1	191.7

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended
(Amounts expressed in millions of United States dollars)	March 31, 2026	March 31, 2025	December 31, 2025
Cash flow from operating activities	$55.7	$51.1	$59.2
Capital expenditures	$(13.5)	$(20.8)	$(7.1)
Free cash flow (Non-GAAP)	$42.2	$30.3	$52.1

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2026 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with established hubs in the Northeast, Southeast, and Southwest, anchored by cornerstone markets in Arizona, Florida, Ohio, and Pennsylvania. Driven by a core mission to expand access to cannabis, Trulieve serves customers with innovative, high-quality branded products and exceptional experiences. With scaled operations in attractive markets and targeted expansion through its hub strategy, Trulieve is poised for accelerated growth. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor and Media Contact
Christine Hersey, Chief Corporate Affairs & Strategy Officer
+1 (424) 202-0210
Christine.Hersey@Trulieve.com